Exhibit 10.6

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

GLAUKOS CORPORATION
WARRANT TO PURCHASE            SHARES
OF SERIES D PREFERRED STOCK

THIS CERTIFIES THAT, for value received,                              and its assignees (as applicable, the “Holder”) are entitled to subscribe for and purchase          shares of the fully paid and nonassessable Series D Preferred Stock (as adjusted pursuant to Section 2 hereof, the “Shares”) of Glaukos Corporation, a Delaware corporation (the “Company”), at the price of Three Dollars and Six Cents ($3.06) per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 2 hereof is herein referred to as the “Warrant Price”), subject to the provisions and upon the terms and conditions hereinafter set forth.  As used herein, the term “Date of Grant” shall mean the date set forth on the signature page hereof.  This Warrant is one of a duly authorized issue of Warrants of like tenor of the Company (the “Warrants”) being issued pursuant to that certain Note and Warrant Purchase Agreement, dated as of                        , 2010, by and between the Company and the Purchasers (as therein defined) (the “Purchase Agreement”).  Any assignee of this Warrant, by acceptance hereof, assumes and agrees to the rights and restrictions set forth herein.

1.                                      Term.  The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant through the date seven (7) years from and after the Date of Grant, subject to earlier termination as provided in Section 2 hereof.

2.                                      Adjustment of Termination Date, Warrant Price and Number of Shares.  The period during which this Warrant is exercisable and the number of Shares issuable upon the exercise of this Warrant shall be subject to adjustment from time to time, and the Company agrees to provide notice upon the happening of certain events as follows:

(a)                                 Termination of Warrant Upon Certain Transactions.  If at any time the Company proposes a transaction that would result in a Change of Control (as defined in the Purchase Agreement), then the Company shall give the Holder thirty (30) days notice of the proposed effective date of such transaction and, if this Warrant has not been exercised in full by the effective date of such transaction, any unexercised portion of this Warrant shall terminate.

(b)                                 Reclassification, etc.  If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.  If shares of the class of the Company’s stock for which this Warrant is being exercised are subdivided or combined into a greater or smaller number of shares of stock, the Warrant Price shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of shares of such class of stock to be outstanding immediately after such event bears to the total number of shares of such class of stock outstanding immediately prior to such event.

(c)                                  Adjustment for Dividends in Stock.  In case at any time or from time to time on or after the date hereof the holders of the Series D Preferred Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock of the Company by way of dividend, then and in each case, the Holder shall, upon the exercise hereof, be entitled to receive, in addition to the number of Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock of the Company which such Holder would hold on the date of such exercise had it been the holder of record of such Shares on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by this Section 2(c).

(d)                                 Certificate of Adjustment.  Whenever the Warrant Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

3.                                      No Stockholder Rights.  This Warrant, by itself as distinguished from the Shares purchasable hereunder, shall not entitle the Holder to any of the rights of a stockholder of the Company.

4.                                      Authorization and Reservation of Stock.  The Company will reserve from its authorized and unissued Series D Preferred Stock and its Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise of this Warrant and the conversion thereof into Common Stock.  Issuance of this Warrant shall constitute full authority to the Company’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares upon the exercise of this Warrant.

5.                                      Exercise of Warrant; Net Exercise.

(a)                                 Exercise of Warrant.  This Warrant may be exercised in whole or in part by the Holder at any time by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement attached hereto as Exhibits A and B, respectively, duly completed and executed at the principal office of the Company, accompanied by payment in full of the Warrant Price in cash or by check with respect to the Shares being purchased.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of such Shares of record as of the close of business on such date.  As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Series D Preferred Stock issuable upon such exercise.  Upon any partial exercise of this Warrant, the Company will issue to the Holder a new warrant for the number of the Shares as to which this Warrant was not exercised.

(b)                                 Net Exercise.  In lieu of exercising this Warrant or any portion thereof and paying the exercise price by cash or check, the Holder shall have the right to convert this Warrant or any portion thereof into the number of Shares to be computed using the following formula:

X =	(P)(Y)(A-B)
A

where X =                                          the number of Shares to be issued to the Holder for the portion of this Warrant being converted,

P =                               the percentage of this Warrant being converted,

Y =                             the number of Shares issuable upon exercise of this Warrant in full,

A =                             the fair market value of one Share (valued as of the date of exercise of this Warrant) as determined in good faith by the Company’s Board of Directors, and

B =                             the exercise price of the Shares on the date of receipt by the Company of the notice of conversion.

To so convert this Warrant, the Holder shall surrender this Warrant, together with the Notice of Exercise and Investment Representation Statement attached hereto as Exhibits And B, respectively, duly completed and executed, at the principal office of the Company.  Upon such conversion, the portion of this Warrant represented by the variable “P” above shall be cancelled.

(c)                                  Fractional Shares.  No fractional shares of Series D Preferred Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Series D Preferred Stock on the date of exercise as reasonably determined in good faith by the Company’s Board of Directors.

6.                                      Transfer of Warrant.  This Warrant may be transferred or assigned by the Holder hereof in whole or in part provided that prior written notice is given to the Company and the transferor shall provide, at the Company’s reasonable request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Act.

7.                                      Miscellaneous.  This Warrant shall be governed by the internal laws of the State of California.  The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof.  Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the holders of Warrants to purchase a majority of  the aggregate number of shares of Preferred Stock initially issuable upon exercise of all outstanding Warrants.  All notices and other communications from the Company to the holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

ISSUED as of the        day of               , 2010.

GLAUKOS CORPORATION

By:
Thomas W. Burns,
President and Chief Executive Officer

Exhibit A

NOTICE OF EXERCISE

TO:  Glaukos Corporation

1.                                      The undersigned hereby (check one):

☐                                    elects to purchase                            shares of Series D Preferred Stock of Glaukos Corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any, or

☐                                    elects to exercise its net issuance rights pursuant to Section 5(b) of the attached Warrant with respect to shares of Series D Preferred Stock.

2.                                      Please issue a certificate or certificates representing said shares of Series D Preferred Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

[Name of Holder]
(Date)

By:

Title:

1

Exhibit B

INVESTMENT REPRESENTATION STATEMENT

Shares of Series D Preferred Stock of Glaukos Corporation

In connection with the purchase of the above-listed securities the undersigned hereby represents to Glaukos Corporation (the “Company”) as follows:

Receipt of Information.  The undersigned has received all the information it considers necessary or appropriate for deciding whether to purchase the Series D Preferred Stock issuable upon exercise of the Warrant dated                          , 2010 (the “Warrant”) issued by the Company to the undersigned, and it has examined the information furnished to it by the Company.

Investment Representation.

(a)                                 The shares of stock to be received upon the exercise of the Warrant (the “Securities”) will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.  By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

(b)                                 The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the undersigned’s representations set forth herein.  The undersigned is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Act.

(c)                                  The undersigned acknowledges that the transfer of the securities acquired upon exercise of the Warrant may be subject to restrictions and agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and the Company’s counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) that the proposed transfer will not violate any of said laws.

Exhibit B

(d)                                 The undersigned represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment.  The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company’s business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company’s disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

(e)                                  The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available.  The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being through a “broker’s transaction” or in transactions directly with a “market maker” (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.  The undersigned is aware that the conditions for resale set forth in Rule 144 have not been satisfied.

Dated:

(Signature)

(Typed or Printed Name)

(Title)

Exhibit B